Exhibit 10.42

                                THH VENTURES L.C.
                              208 West Lucy Avenue
                           Salt Lake City, Utah 84101
                                  801 467-3535



                                December 11, 1998


via facsimile:  801 375-7833

David Peterson,


Dear David.

     This is to confirm our discussion and agreement regarding the sale by THH Ventures L.C. of its 15% interest in Airport Loding Associates, L.C., the owner of the Ramada Inn in the International Center, Sale Lake City, Utah.

     The purchase price is $150,000.00, payable:

          $50,000 at closing, on or before December 29, 1998;

          $50,000 on or before June 1, 1999;

          $50,000 on or before December 1, 1999.

     The purchaser is Wade Cook or an entity in which he is a principal. The purchaser will pay THH's share of the capital call recently made, and any and all capital calls hereafter.

     The 15% interest will be transferred to the purchaser when payment has been made in full. If either the June or December payment is not made when due, or within ten days of the due date, a late charge of four percent will be paid by the purchaser. If either the June or December payment is not made within 20 calendar days of notice to the purchaser of non-payment, the notice to be given after the due date, THH shall retain all amounts paid as liquidated damages and shall have no further obligation to the purchaser. Upon payment of the purchase price in full, THH shall transfer the 15% interest to the purchaser and shall cooperate in signing any documents necessary to document the transfer and to make the purchaser a member of Airport Lodging Associates, L.C., in the place of THH.

     If this correctly states the agreement, please have the purchaser confirm and accept the agreement by signing below under "Acceptance." Then return the signed Acceptance to me. If the foregoing does not correctly state the agreement, or if other terms or provisions are necessary, please advise.

David Peterson
December 11, 1998
Page 2





     I will appreciate hearing from you.

                                     Very truly yours,

                                     THH Ventures L.C.


                                     /s/ Allen R. Trevino
                                     -------------------------------------------
                                     Allen R. Trevino, Manager


                                   ACCEPTANCE

     The undersigned accepts the foregoing agreement and agrees to perform in accordance with the terms set forth above.

                                     [If a legal entity, insert the name
                                     immediately below]


                                     /s/ Michael M. Hunter
                                     -------------------------------------------
                                     If a  legal  entity,  print the name  and
                                     the  capacity of the person signing.

                                     Michael M. Hunter, CEO
                                     Bountiful Investment Group, Inc.

                           SOUTHERN UTAH TITLE COMPANY
                                40 South 100 East
                             St. George, Utah 84770


                           BUYERS SETTLEMENT STATEMENT



         Sellers                                     Buyers
         -------                                     ------

ST. GEORGE INN., L.C.                     SOUTHGATE SERVICES INVESTMENT L.C., a
a Utah Limited Liability Company            Utah Limited Liability Company

     Sellers Address                              Buyers Address
     ---------------                              --------------

8 East Broadway, Suite #200                  2601 No. Canyon Road, Suite #203
Salt Lake City, Utah  84111                  Provo, Utah  84604



         Property Address/Description                                   Closing Date         Order Number
-------------------------------------------------------------------- -------------------- --------------------
1460 South Hilton Drive                                                   07/10/98               78741
St. George, Utah  84770

                                                                           Charges              Credits
-------------------------------------------------------------------- -------------------- --------------------
SALES PRICE                                                              202,000.00
   Down Payment to Seller                                                                          5,000.00

EXPENSES:
   Title Insurance Premium                                                   633.60
   Recording Fee                                                              48.00
   Closing Fee                                                               302.00
   Escrow Closing Fee                                                          0.00
   Federal Express
   Additional Documents

PRORATIONS 0/01/98 TO 0/10/98
   Taxes for 1998 12 Mo. @ 0.00

Buyers are responsible for insurance as of the date of closing.
Southern Utah Title Company will not be held liable.

Trust Deed and Note with Seller                                                                  197,000.00

Credit to Seller for June 30th payment @ $50,000.00 principal, plus
interest @ 12% on $197,00.00 to June 30, 1998 @ 11,722.84                 61,722.84
Credit to Seller for additional incurred Legal Fees                        1,500.00
Credit for monies tendered on Buyers behalf by STATE BANK                                         61,000.00

Note:  Sellers portion of 1998 taxes @ 0.00 paid directly to
Washington County Treasurer by Southern Utah Title at Closing                  0.00                    0.00

Sub-Totals                                                              $266,206.44             $263,000.00

Balance Due from Buyer                                                                            $3,206.44

         TOTALS                                                         $266,206.44             $266,206.44
-------------------------------------------------------------------- -------------------- --------------------

                                       Approved By:
Southern Utah Title Company            SOUTHGATE SERVICE INVESTMENT, L.C.,
                                       a Utah Limited Liability Co.


By: /s/ Elizabeth Hart                 By:  /s/ Glen A. Overton
    ----------------------------            ---------------------------------
    ELIZABETH HART                          GLEN A. OVERTON, Member